REDEEMABLE SERIES A PREFERRED STOCK	12 Months Ended
Dec. 31, 2014
REDEEMABLE SERIES A PREFERRED STOCK
REDEEMABLE SERIES A PREFERRED STOCK

14. REDEEMABLE SERIES A PREFERRED STOCK

         Upon the closing of the Company's IPO, the shares of Redeemable Series A Preferred Stock outstanding were converted into shares of Class C Voting Common Stock on a one-for-one basis. The shares of Class C Voting Common Stock were then immediately converted into shares of no par value common stock on a one-for-one basis.

         Prior to its IPO, the Series A Preferred Stock had a zero coupon rate, optional redemption rights and had liquidation preferences. The Series A Preferred Stock was also convertible into Class C Voting Common Stock at any time at the option of the holder on a one-for-one basis, subject to certain adjustments. The initial conversion price per share for Series A Preferred Stock was the original issue price, subject to adjustment, as defined. The Series A Preferred Stock was entitled to vote as if converted into Class C Voting Common Stock. The Series A Preferred Stock automatically converted into Class C Voting Common Stock upon either (i) a qualified common stock public offering, as defined, or (ii) an affirmative vote of the majority of the Series A Preferred Stock.

         The holders of the Series A Preferred Stock, upon an affirmative vote of the majority, could have demanded redemption of all outstanding shares of Series A Preferred Stock anytime on or after the earlier of (i) January 23, 2021, (ii) such time as the Company's aggregate market price, as defined, was equal or greater than $5,000,000, and (iii) such time as certain changes were made to the Company's Board of Directors, certain executive officers and/or certain controlling shareholders. The redemption price was payable in cash and would be the greater of the original issuance price plus all declared but unpaid dividends and fair market value, as defined. Due to these redemption features, the Series A Preferred Stock was reflected outside of permanent equity on the consolidated balance sheet. Upon a liquidation event, as defined, the Series A Preferred stockholders were entitled to receive the greater of (i) the sum of the original issuance price plus a 15% return compounded annually and (ii) the amount they would receive upon the liquidation had the Series A Preferred Stock converted into Class C Voting Common Stock on the liquidation date.

         In January 2014, the Company entered into a Series A Preferred Stock Purchase Agreement with certain funds of T. Rowe Price Associates, Inc. ("T. Rowe") under which the Company issued to T. Rowe 2,986,229 shares of Series A Preferred Stock at a purchase price of $16.74 per share. The Company used $20,000 of this $50,000 investment for general corporate purposes inclusive of fees associated with this transaction, and the remaining $30,000 was distributed to holders of common stock including 143,339 redeemable shares ($26,900) and holders of options to acquire common stock ($3,100) (Note 16).

         In April 2014, the Company entered into a Series A Preferred Stock Purchase Agreement with certain funds of Janus Capital Management LLC ("Janus") under which the Company issued to Janus 3,225,127 shares of Series A Preferred Stock at a purchase price of $16.74 per share. The Company used $25,200 of this $54,000 investment for general corporate purposes inclusive of fees associated with this transaction, and the remaining $28,800 was distributed to holders of common stock including 195,545 redeemable shares ($26,500) and holders of options to acquire common stock ($2,300) (Note 16).